UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201 Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Original Report on Form 8-K filed by Pernix Therapeutics Holdings, Inc. (the “Company”) on April 29, 2015 reporting that the Company, through a wholly owned subsidiary Ferrimill Limited (“Ferrimill”), completed its acquisition of certain assets related to the ZohydroER® product from Zogenix, Inc. pursuant to the terms of an Asset Purchase Agreement dated March 10, 2015 (the “Agreement”), as amended on April 23, 2015.

This Current Report on Form 8-K/A amends the above-referenced Original Report. In the Original Report, the Company indicated that it would file any financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K not later than 71 days after the date on which the Original Report was required to be filed. By filing this Current Report on Form 8-K/A, the Company is amending and restating Item 9.01 of the Original Report and amending the Original Report to provide the below-identified financial statements, pro forma financial information and consents.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

The Company has been advised by Zogenix that it is impracticable to prepare complete financial statements related to the Zohydro ER® product line that was acquired by the Company as required by Rule 3-05 of Regulation S-X.  In this regard, the Company has been advised by Zogenix that the Zohydro ER product line was not a separate legal entity of Zogenix and was never operated as a stand-alone business, division or subsidiary. Zogenix has also advised the Company that it has never prepared full stand-alone or full carve-out financial statements for the Zohydro ER® product line, and that Zogenix has never maintained the distinct and separate accounts necessary to prepare such financial statements. As a result, the Company is filing the following financial statements related to the Zohydro ER® product line for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X:

●
The audited statements of assets acquired as of December 31, 2014 and 2013 and statements of revenues and direct expenses of the Zohydro ER® product line for the years ended December 31, 2014 and 2013, and the notes related thereto, which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

●
The unaudited statements of assets acquired  as of March 31, 2015 and 2014 and statements of revenues and direct expenses of the Zohydro ER® product line for the three months ended March 31, 2015 and 2014, and the notes related thereto, which is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Pursuant to a letter dated April 17, 2015 from the staff of the Division of Corporation Finance (the “Division”) of the Securities and Exchange Commission (the “Commission”), the Division stated that it will not object to the Company’s conclusion that the filing of the above identified financial statements represents substantial compliance with the requirements of Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto, in each case reflecting the Company’s acquisition of the Zohydro ER® product line, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1+	Press Release of Pernix Therapeutics Holdings, Inc. dated April 24, 2015.

99.2
Audited Statements of Assets Acquired as of December 31, 2014 and 2013 and Statements of Revenues and Direct Expenses of the Zohyrdo ER® product line for the years ended December 31, 2014 and 2013 and the notes related thereto.

99.3
Unaudited Statement of Assets Acquired as of March 31, 2015 and 2014 and Statements of Revenues and Direct Expenses of the Zohydro ER® product line for the three months ended March 31, 2015 and 2014, and the notes related thereto.

99.4
Unaudited pro forma condensed combined balance sheet as of March 31, 2015 and unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto.

_______________
+           Previously filed as an exhibit to the Current Report on Form 8-K filed with the Commission on April 29, 2015.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: June 16, 2015	By:	/s/ Michael Golembiewski
Michael Golembiewski
VP Finance, Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1+	Press Release of Pernix Therapeutics Holdings, Inc. dated April 24, 2015.

99.2
Audited Statements of Assets Acquired as of December 31, 2014 and 2013 and Statements of Revenues and Direct Expenses of the Zohyrdo ER® product line for the years ended December 31, 2014 and 2013 and the notes related thereto.

99.3
Unaudited Statement of Assets Acquired as of March 31, 2015 and 2014 and Statements of Revenues and Direct Expenses of the Zohydro ER® product line for the three months ended March 31, 2015 and 2014, and the notes related thereto.

99.4
Unaudited pro forma condensed combined balance sheet as of March 31, 2015 and unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto.

_______________
+ Previously filed as an exhibit to the Current Report on Form 8-K filed with the Commission on April 29, 2015.